UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

September 3, 2024

electroCore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38538	20-3454976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Forge Way, Suite 205

Rockaway, NJ 07866

 (Address of principal executive offices and zip code)

(973) 290-0097

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	ECOR	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Brian M. Posner as Chief Financial Officer

On September 3, 2024, the Chief Financial Officer of electroCore, Inc. (the “Company”), Brian M. Posner, informed the Board of Directors (the “Board”) of the Company that he will be retiring effective as of October 4, 2024 for personal and family reasons. It is expected that Mr. Posner and the Company will enter into an agreement pursuant to which Mr. Posner will provide financial and accounting consulting services to the Company on an hourly basis for 12 months after the effective date of his retirement, subject to potential extension upon mutual agreement.

Appointment of Joshua S. Lev as Chief Financial Officer

On September 3, 2024, the Board appointed Joshua S. Lev, as Chief Financial Officer of the Company, effective as of Mr. Posner’s retirement on October 4, 2024.

Mr. Lev, age 40, has served as the Chief Strategy Officer of the Company since January 2022, previously having served as VP of Business Development, Strategy and Financial Planning since February 2020. Prior to joining the Company, Mr. Lev had over 15 years of experience in the financial services industry as an investment banker and investor focusing on emerging growth companies. From 2011 to February 2020, Mr. Lev served as Director of Business Development at Wellfleet Partners, Inc. focusing on capital raising, M&A, strategic transactions and institutional client relations. From March 2014 through February 2020, he was also a co-founder of Aracle Capital, LLC, an investment firm with a focus on early-stage and emerging-growth companies. Mr. Lev received an M.B.A. from the University of North Carolina’s Kenan-Flagler Business School and a B.S. in Business & Management from the Sy Syms School of Business at Yeshiva University.

In connection with his appointment as Chief Financial Officer, the Company and Mr. Lev entered into an amendment (the “Offer Letter Amendment”) to the offer letter dated January 29, 2020 (the “Lev Offer Letter”) pursuant to which, effective as of October 4, 2024, he will receive an annual base salary of $415,000, subject to periodic review and adjustment by the Company, and will be eligible for a discretionary annual bonus of up to 40 percent of the annual base salary upon achievement of certain individual and company goals. Mr. Lev is also eligible to continue receiving healthcare benefits as may be provided from time to time by the Company to its employees generally, to participate in a 401(k) plan and to receive paid time off annually in accordance with the Company’s policies in effect from time to time. Pursuant to the Offer Letter Amendment, Mr. Lev will be covered by the Company’s Executive Severance Policy, as such policy may be in effect from time to time; provided that in connection with the appointment of Mr. Lev as Chief Financial Officer effective October 4, 2024, the Company agreed to (i) increase the severance period for Mr. Lev under the Executive Severance Policy from six months to 12 months and (ii) the severance multiple (as defined in the Executive Severance Policy) payable to Mr. Lev shall be 1.0. Additionally, Mr. Lev and the Company have entered into the Company’s standard form of indemnification agreement for directors and executive officers.

The foregoing descriptions of the Lev Offer Letter and the Offer Letter Amendment are incomplete and are qualified in their entirety by reference to the full text of the Lev Offer Letter and Offer Letter Amendment, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

There are no arrangements or understandings between Mr. Lev and any other persons pursuant to which he was appointed as Chief Financial Officer. There are also no family relationships between Mr. Lev and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 3, 2024, the Company held its Annual Meeting (the “Meeting”). The total number of shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company entitled to vote at the Meeting was 6,446,866 and there were present, in person or by proxy, 3,366,675 shares of Common Stock, which constituted a quorum for the Meeting. The matters voted upon and the results of the vote were as follows:

Proposal 1: Election of two Class III Director to the Board of Directors for a three-year term of office expiring at the 2027 Annual Meeting of Stockholders.

The following directors were elected to a three-year term of office expiring at the 2027 Annual Meeting of Stockholders:

NOMINEE	FOR (#)	FOR (%)	AGAINST (#)	AGAINST (%)	BROKER NON-VOTES
John P. Gandolfo	1,822,264	96.05%	34,608	1.82%	1,469,414
Charles S. Theofilos, M.D	1,839,298	96.95%	28,998	1.53%	1,469,414

Proposal 2: Ratification of Appointment of Marcum LLP as Independent Registered Public Accounting Firm.

A proposal to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024, was adopted with the votes shown:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,279,990	33,819	52,866	n/a

Proposal 3: Approval, by non-binding advisory vote, of the resolution approving named executive officer compensation.

The compensation of the Company’s named executive officers was approved, by a non-binding advisory vote, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,527,076	328,210	41,975	1,469,414

Proposal 4: Approval, by non-binding advisory vote, of the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
1,499,911	85,159	286,527	25,664	1,469,414

In accordance with the voting results on this proposal which sets forth the preference of a majority of the Company’s stockholders, the board of directors has determined that the Company shall hold an advisory vote on executive compensation every year until the next required say-on-frequency vote.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Offer Letter by and between the Company and Joshua Lev, dated as of January 29, 2020.
10.2	Amendment to the Offer Letter by and between the Company and Joshua Lev, dated as of September 3, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 6, 2024	electroCore, Inc.

/s/ Brian M. Posner
Brian M. Posner
Chief Financial Officer